EXHIBIT 10.3

                                 LEASE AGREEMENT

DATE:    July 1, 1999

LESSOR:  H & H Properties
         P.O. Box 547
         San Jose,  CA 95106

LESSEE:  Sierra Diagnostics, Inc.
         21109 Longeway Rd., Unit "B"
         Sonora, CA 95370

Notices: All notices and demands required to be sent to the Lessor or Lessee under the terms of this Lease shall be personally delivered or sent by certified or registered mail to the addresses indicated above or to such other addresses as the parties may from time to time designated by notice.

1. Premises: Lessor hereby leases to Lessee, and Lessee hereby hires and takes from Lessor, for the term, the rental and upon the conditions hereinafter set forth, those certain premises hereinafter referred to as "the premises", located in the County of Tuolumne, State of California, described as a manufacturing building consisting of 7,606 square feet located at 21109 Longeway Road, Suite "A, B, & C."

2. Special Provisions: Lessor has been paying $92.00 per month for floor coating in Unit B from a previous lease agreement. $3,300.00 was the cost of coating which is to paid off in three (3) years. This provision is incorporated in this lease. February 2000 is the final payment.

3. Exhibits: Exhibit "A" is attached hereto and incorporated herein by reference.

4. Use of Premises: The premises are to be used for manufacturing an in-vitro diagnostic test kit for the detection of neisseria gonorrhea infection. The test kit contains neisseria gonorrhea mutant, DNA extraction buffers and test control swabs. All manufacturing will take place in a class 100 totally contained clean room. Manufacturing will be done under FDA, GMP guidelines and FDA audit, State of California medical device regulations and audit and CDC guidelines and audit. Additionally, Ca1ifornia OSHA regulations and audit will be complied with. A complete validated, device master file is on file at the manufacturing facility.

     Tenant shall not use or store any personal property in the Premises that are flammable, explosive, dangerous to the health of humans, or which will increase the insurance premiums of Landlord's insurance policy. Tenant shall not conduct any unstated business in the Premises, shall not permit any occupancy by humans or animals and shall not do or permit to be done any act that may create, a nuisance. Tenant shall not store any goods or engage in any act that shall be in violation of applicable law, ordinance, code, rule or order of any government agency or any of the rules and regulations of Landlord as may be adopted and/or revised by Landlord from time to time.

5. Term: The term of this lease shall be for a period of twenty (20) months commencing on the 1st day of July 1999 and ending on the 28th day of February, 2001, inclusive.

6. Rent: Lessee agrees to pay Lessor at Lessor's address shown above without prior notice or demand, rent as follows:

               From July 1, 1999 through February 28, 2000, rent equal to 57.62(cent) + 2(cent) CAM + $92.00 or $4,383.00 + $152.00 + 92.00
               ($4,627.00) per month payable the 1st day of each month.

               From March 1, 2000 through February 28, 2001, rent equal to 58.62(cent) + 2(cent) or $4,459.00 + $152.00 = ($4,611.00) per month payable the 1st day of each month.

7. Renewal Option: At the termination of this lease, Lessee is hereby granted and have, if not in default at the time under this lease, an option to renew for an additional 40 months.

     A. Said renewal shall be on the same terms, covenants and conditions herein contained, except that the rental shall be fixed by agreement of the parties at least thirty (30) days prior to the expiration of the previous term.

8. Permits: Lessee will obtain a use permit from the County within thirty (30) days of full execution of this Lease. Lessee shall use due diligence in pursuing such permits and pay all costs associated with them. Lessee shall have the responsibility to maintain any use permit and to comply with all terms and conditions of said use permit during the term of this Lease. If Lessee's application for a use permit is denied, Lessor or Lessee may declare this lease void, in which event all deposits shall be returned.

9. Late Charge: If Lessor does not receive any rent payment within fifteen (15) days after it becomes due, Lessee shall pay Lessor a late charge of Five Hundred Dollars ($500.00).

10. Taxes: Lessor shall be responsible to pay all real property taxes and assessments levied upon the property. Lessee shall pay all taxes and assessments levied against any personal property, trade fixtures, or other improvements on the premises belonging to the Lessee including but without prejudice to the generality of the foregoing, shelves, counters, wall safes, partition, fixtures, machinery and atmospheric coolers, and if any such taxes are levied against the Lessor or Lessor's property, and if Lessor pays the same, which Lessor shall have the right to do regardless of the validity of any such levy, or if the assessed value of the Lessor's premises is increased by the inclusion therein of a value placed on such property, and if Lessor pays the taxes based upon such increased assessment, which the Lessor shall have a right to do, regardless of the validity thereof, Lessee, within fifteen (15) days after demand by Lessor shall, as the case may be, repay to Lessor the taxes so levied against Lessor.

11. Liability and Property Damage Insurance: Lessee will, at all times during the term hereof aud any extended term hereof carry at its expense broad form public liability insurance with insurance of not less than $2,000,000.00 for injury to or death of one person, and less than $2,000,000.00 for injury to or death of two or more persons arising out of a single accident or occurrence, and property damage insurance in any amount not less than $100,000.00, which policies shall insure the contingent liability, if any, of Lessor. Lessee's insurance coverage shall include fire legal liability coverage in an amount of not less than $100,000.00 per occurrence. Lessee will furnish to Lessor a certificate evidencing that the contingent liability of Lessor is covered by said policies, including evidence of the fire legal liability coverage heretofore mentioned, and that Lessor is an additional insured under such policies.

12. Fire Extinguishers: Lessee will furnish and maintain fire extinguishers on premises at Lessee's own cost.

13. Utilities: Lessee shall be solely responsible for paying the cost of all water, sewer, storm drain, gas, electricity, telephone, and fire sprinkler system water connection fees billed against the premises.

14. Trash and Refuse: Lessee shall keep premises clean of trash and refuse at Lessee's cost. Lessee shall provide for refuse and rubbish service. Lessee shall remove immediately from the premises any old tires, abandoned vehicles and miscellaneous auto parts. Lessee shall immediately remove all papers or debris that collect in the landscaped areas and in other areas outside of the building.

15. Landscape Maintenance: The monthly CAM (Common Area Maintenance) charge of 2(cent) built into monthly schedule of payments is meant to pay for all landscape maintenance. Lessor will pay for all water to be used in landscaping unless the area immediately adjacent to the building is metered by the same meter that provides water to the interior of the building.

16. Asphalt and Blacktop Maintenance: The monthly CAM charge of 2(cent) built into the monthly schedule of payments is meant to maintain and repair all asphalt and blacktop adjacent to the premises.

17. Fire Sprinkler System: Lessor shall pay for maintaining the building sprinkler system. Any checking of the sprinkler system by insurance company or governing bodies shall be at Lessee's expenses. The installation and monthly fee of any detection system which may be required to monitor sprinkler system shall be the responsibility of the Lessee. At the present time, the fee for this service is Twenty Dollars (S20.00) per month from the alarm company.

18. Heating and Air Conditioning: Lessee shall provide, at Lessee's expense, a semi-annual maintenance contract to maintain heating and air-conditioning systems to include changing of filters and cleaning system. Any major breakdown of system will be repaired or replaced at Lessor's expense unless Lessee fails to maintain the system properly or if breakdown is caused by Lessee, or its employees or agents, negligence.

19. Pest and Rodent Control: Lessee shall be responsible for insect and rodent control both inside and outside of the building. This includes spiders, bird nests, ants, cockroaches, files, and other pests. Lessee is responsible for keeping the inside of the building rid of spider webs.

20.  Environmental Issues:

     a. Lessor's Environmental Obligations: Lessor shall comply, and take all necessary action to cause the building to comply with all applicable federal, state and local requirements relating to the protection of public health, safety and welfare, and with all applicable environmental laws relating to the building. Lessor is responsible for, and agrees to hold harmless, indemnify and defend Lessee from any and all claims, losses, liabilities, damages, costs and expenses, including reasonable attorney's fees, related to the presence of hazardous substances in or on the premises or the building, unless caused or allowed by Lessee or Lessee's agents, employees, contractors, suppliers, shippers, customers or invitees. The parties agree that notwithstanding any term or provision of any applicable law or regulation, Lessee shall not be liable for any claims, losses, liabilities, damages, costs and expenses, including reasonable attorney's fees, and/or for investigating and complying with any governmental order (federal, state and/or local) relating to any hazardous substances on the premises or building that were not caused or allowed by Lessee or Lessee's agents, employees, contractors, suppliers, shippers, customers or invitees.

     b. Lessee Environmental Obligations: Lessee shall comply, and take all necessary actions to cause its operations in and on the premises to comply, with all applicable federal, state and local requirements relating to the premises. Lessee is responsible for, and agrees to hold harmless, indemnify and defend Lessor from any and all claims, losses, liabilities, damages, costs and expenses, including reasonable attorney's fees, caused by or related to Lessee's delivery, storage or use of hazardous substances in or on the premises, common areas, soil or surrounding area or Lessee's acts or those of Lessee's agents, employees, contractors, suppliers, shippers, customers or invitees which result in violation of any such laws. To the extent Lessee or Lessee's agents, employees, contractors, suppliers, shippers, customers or invitees cause or allow the presence of or places hazardous substances in or on the premises, common areas, soil or surrounding area or violate any such laws, Lessee at its sole cost and expense shall promptly take any and all actions necessary or required to return the premises, common areas, soil or surrounding area to the condition existing prior to such placement of the hazardous substances including the cost of required subsequent monitoring of such spill; in any such event, Lessee shall be liable for any related claims, losses, liabilities, damages, costs and expenses, including reasonable attorneys' fees, and/or investigating and in complying with any governmental order (federal, state and/or local).

     c. Lessor Notification: Lessee will advise Lessor within three (3) days of the existence of any hazardous substances on the premises, common areas, soil or surrounding area and in addition to complying with the provisions of the preceding paragraph, either obtain approval from Lessor within thirty (30) days from notice or remove and clean up said hazardous substances to standards required by the Lessor within sixty (60) days from notice. If Lessee or Lessee's agents, employees, contractors, suppliers, shippers, customers or invitees cause or allow any release (as defined in any federal, state or local agency, law, rule or ordinance) or spill of, or contamination by hazardous substances, Lessee shall immediately notify Lessor.

21. Roll-up Doors: Lessor shall deliver roll-up overhead door in the building in good operating condition at start of this Lease. Lessee shall during this lease maintain the roll-up overhead doors in good condition and return these doors to Lessor in the same condition as received except for normal wear and tear.

22. Janitorial and Maintenance Services: Lessee shall provide the premises with usual janitorial and maintenance services necessary for continued commercial occupancy and to maintained the premises in a clean and well-ordered manner, including, but not limited to the removal of cobwebs.

23. No Warranties by Lessor: Lessor does not warrant that any of the services above mentioned will be free from interruptions caused by repairs, renewals, improvements, alterations, strikes, lockouts, accidents, inability of the Lessor to obtain water or any other cause or causes beyond the reasonable control of the Lessor. Any such interruption of service shall never be deemed an eviction or disturbance of the Lessee's use and possession of the premises, or any part thereof, or render the Lessor liable to the Lessee for damages, or relieve the Lessee from performance of the Lessee's obligation under this Lease, provided, however, that Lessor will at all times use reasonable efforts promptly to remedy any situation which might interrupt such service.

24. Premises in Good Order & Repair: Lessee has examined, inspected, and knows the condition of the premises and every part thereof and has received the same in good order and repair and accepts the same in their present condition. On the last day of the term hereof or on any sooner termination on this Lease, Lessee will peaceably and quietly surrender and yield up said premises to Lessor, with all appurtenances and fixtures in good order, condition and repair. Reasonable use, wear, tear and damage by the elements are excepted.

25. Repairs & Alterations: Lessee shall take good care of the premises and they shall not be altered, repaired, or changed without the written consents of Lessor. Lessor agrees to keep the roof, excluding any skylights or other openings therein, and exterior walls of the building of which these premises are a part in good order, condition and repair and will maintain the sewer line from the premises to the property line in good order and repair. All other repairs shall be at the expense of the Lessee. Lessee covenants and agrees to make any and all repairs in a timely manner and prevent any condition which may be deleterious to the good condition of the premises or of the buildings with which it is situated. Lessee shall be responsible for the replacement of all defective light bulbs and ballast in fixtures excepting that Lessor shall be responsible for all defective ballast during the first year of this lease.

26. Assign or Sublet: Lessee shall not assign, mortgage or hypothecate this lease or any interest therein or permit the use of the premises by any person or persons other than Lessee or sublet the premises, or any part thereof, without the written consent of the Lessor which shall not be unreasonably withheld.

27. Delivery of Possession: In the event of the inability of Lessor to deliver possession of the premises at the time of the commencement of the term of this Lease, neither Lessor nor its agents shall be liable for any damage caused thereby, nor shall the term herein specified be in any way extended but in such event, Lessee shall not be liable for any rent until such time as Lessor can deliver possession.

28. Prohibited Use: Lessee shall not do or permit anything to be done in or about the premises, nor bring nor keep anything therein which will in any way affect fire or other insurance upon the building, or any of its contents, or which shall in any way conflict with any law, ordinance, rule, or regulation affecting the occupancy and use of the premises, which are or may hereafter be enacted or promulgated by any public authority or in any way obstruct or interfere with the rights of other Lessees in the building and/or the premises or injure or annoy them, nor use, nor allow the premises to be used for any improper, immoral, unlawful or objectionable purposes. Nor shall Lessee keep or maintain any waste oil, toxic or dangerous substance on or about the premises unless such is maintained in absolute compliance with law and in accordance with instructions and direction of the Lessor's fire insruance company.

29. Signs: Lessee will not permit or suffer any signs, advertising or notices to be displayed, inscribed upon or affixed on any part of the outside or inside of the premises, unless approved by Lessor in writing and then only such size, color and style as Lessor may approve. The sign design and plan shall be in compliance with the local ordinances and regulations of the governing jurisdiction.

30. Subordination: This Lease shall be subordinate and subject at all times to any mortgage, deed of trust, ground lease, or other security device covering the premises, or which at any time hereafter shall be made, and to all advances made, or hereafter to be made, upon the security hereof.

31. Holding Over: If Lessee hold possession of the premises after the term of this Lease, Lessee may at the option of the Lessor, on Lessor's written notice to Lessee and not otherwise, become a Lessee from month to month upon the terms and conditions herein specified, so far as applicable at a basic monthly rental to be established by the Lessor, payable in advance, in lawful money of the United States, and shall continue to be such Lessee until thirty (30) days after Lessee shall have given to Lessor, or Lessor shall have given to Lessee a written notice of intention to terminate such monthly tenancy. With respect to acceptance of the Lessee's holding over, Lessor shall not be deemed to have accepted any holding over by the Lessee by virtue of the mere acceptance of rent from the Lessee, and Lessee shall remain a Lessee at Sufferance.

32. Right and/or Duty of Removal by Lessee: All improvements or alterations installed by the Lessee shall be and remain the property of Lessee (except where the same is a replacement of an item theretofore furnished and paid for by Lessor or against which Lessee has receive a credit), all movable property, furniture, furnishings, and trade fixtures, other than those affixed to the realty so that it cannot be removed without material damage, shall remain the property of Lessee, and in case of damage by reason of such removal, Lessee shall restore the demised premises to good order and condition.

33. Lessee's Election Not to Remove: In case Lessee shall decide not to remove any part of such property, it shall notify Lessor in writing not less than thirty (30) days prior to the expiration of the terms of this Lease specifying the items of property which it has decided not to remove. If within fifteen (15) days after the service of such notice Lessor shall request Lessee to remove any of the said property, Lessee shall, at its expense, at or before the expiration of the terms of this Lease, remove said property, and, in the case of damage by reason of such removal, restore the demised premises to good order and condition. If Lessee fails to remove any of the said property before the expiration of the term of this Lease, Lessor may, at Lessor's option, remove at the expense of Lessee or elect to retain ownership and possession of said improvements.

34. Mechanic's Liens: The Lessee shall not suffer or permit any Mechanic's liens or materialmen's lien to be filed against the fee of the real property of which the premises form a part nor against the Lessee's leasehold interest in the premises. Any such filing shall constitute an immediate breach of this Lease. Lessor shall have the right at all reasonable times to post and keep posted on the premises any notices which it deems necessary for protection from such liens. If any such liens are so filed and the Lessee fails to file an appropriate release bond or fails to legally respond to the filing of such lien, Lessor, in addition to its option of terminating the Lease, may elect to pay and satisfy the sum demanded by the lien, and in such event the sum so paid by Lessor with interest at the highest legal rate pursuant to the laws of the state where leased premises are located, per annum from the date of payment, shall be deemed to be additional rent due and payable by Lessee at once without notice or demand.

35. Destruction: If the premises or the building wherein the same are situated shall be destroyed by fire or other cause, or be so damaged thereby that they are untenantable and cannot be rendered tenantable within ninety (90) days from the date of such destruction or damages, this Lease may be terminated by Lessor or Lessee by written notice. In case the damages or destruction be not such as to permit a termination of the Lease as above provided, then a proportionate reduction shall be made in the rent herein reserved corresponding to the time during which and to the portion of the premises of which Lessee shall be deprived of possession.

36. Condemnation: If the whole or any part of the premises shall be taken or condemned by any competent authority under power of eminent domain for a public or quasi-public use or purpose, then, at Lessor's option to be exercised by written notice to be given by Lessor to Lessee, the term hereby granted shall cease from the time when possession of the part so taken shall be required for such public or quasi-public use or purpose and without an apportionment of the award, Lessee hereby assigning to Lessor all right and claim to the award. The current rent, however in such case shall be apportioned. If such taking materially affects Lessee's ability to conduct its business within the premises, Lessee shall have the option to terminate this Lease by providing Lessor Sixty
(60) days' notice of such intent, in writing.

37. Exemption of Lessor from Liability: Lessee hereby agrees that Lessor shall not be liable for injury to Lessee's business or any loss of income therefrom or for damage to the goods, wares, merchandise or other property of Lessee, Lessee's employees, invitees, customers, or any other person in or about the premises, nor shall Lessor be liable for injury to the person of Lessee, Lessee's employees, agents or contractors, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, fire and landscape sprinklers, wire, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether said damage or injury results from conditions arising upon the premises, or from other sources or places and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Lessee. Lessor shall not be liable for any damages arising from any act or neglect of any other Lessee, occupant or user of the premises, nor from the failure of Lessor to enforce the provisions of any other lease of the premises.

38. Indemnification of Lessor: Lessor shall not be liable to Lessee and Lessee hereby waives all claims against Lessor for any injury to or death of any person or damage to or destruction of property in or about the premises or the complex by or from any cause whatsoever, including, without limitation, gas, fire, oil, electricity, or leakage of any character from the roof, walls, basement or other portion of the premises or the complex but excluding, however, the negligence of Lessor, its agents, servants, employees, invitees, or contractors of which negligence Lessor has knowledge and reasonable time to correct. Except as to injury to persons or damage to property the principal cause of which is the negligence of Lessor, Lessee shall hold Lessor harmless from and defend Lessor against any and all expenses, including reasonable attorney's fees, in connection therewith, arising out of any injury to or death of any person or damage to or destruction of property occurring in, on or about the premises, or any part thereof, from any cause whatsoever.

39. Waiver of Subrogation: Lessor hereby releases Lessee and Lessee hereby releases Lessor and their respective officers, agents, employees and servants, from any and all claims or demands for damages, loss, expense or injury to equipment or inventory or other property of either Lessor or Lessee in, about, or upon the demised premises, as the case may be, which be caused by or result from perils, events, or happenings which are the subject of insurance carried by the respective parties and enforced at the time of any such loss, provided, however, that such waiver shall be effective only to the extent permitted by the insurance covering such loss and to the extent such insurance is not prejudiced thereby or the expense of such insurance is not thereby increased.

40. Lessee to Replace Glass: The Lessee shall repair, at its own expense, all damage or destruction of any plate or window glass in the demised premises. If the Lessee fails to repair the damage of any plate glass or window glass in the demised premises then the Lessor may repair said damage or destruction and charge the cost of such repairing to the Lessee and the amount thereof shall be deemed to be, and be paid as, additional rent.

41. Remedies on Lessee's Default: Should Lessee breach this Lease or breach this Lease and abandon said premises prior to the natural expiration of the term of this Lease, Lessor, in addition to any other remedy given Lessor by law or equity, may:

     a.   Continue Lease.

     Continue this Lease in effect by not terminating Lessee's right to possession of said premises, in which event Lessor shall be entitled to enforce all Lessor's rights and remedies under this Lease including the right to recover the rent specified in this Lease as it becomes due under this Lease, or

     b.   Terminate Lease.

     Terminate this Lease and recover from Lessee:

          (1) The worth at the time of award of the unpaid rent which had been earned at the time of termination of the Lease;

          (2) The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination of the Lease until the time of award exceeds the amount of rental loss that Lessee proves could have been reasonably avoided;

          (3) The worth at the time of the award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of rental loss that Lessee proves could be reasonably avoided; and

          (4) Any other amount necessary to compensate Lessor for all detriment proximately caused by Lessee's failure to perform his obligations under this Lease; or

     c.   Seek Unlawful Detainer.

     Terminate the Lease and in addition to any recoveries Lessor may seek under the previous paragraphs of this Lease, bring an action to reenter and gain possession of said premises in the manner provided by the laws of unlawful detainer of the State of California then in effect.

42. Default by Lessee: All covenants and agreements contained in this Lease are declared to be conditions to this Lease and to the term hereby demised to Lessee. Lessee shall be in breach of this Lease, giving Lessor the remedies specified in Paragraph "Remedies on Lessee's Default" of this Lease, should:

     a.   Nonpayment of Rent.

     Any such rent be unpaid when due and remain unpaid for five (5) days after written notice to pay such rent or surrender possession of said premises is served on Lessee by Lessor; or

     b.   Breach of Covenant.

     Lessee default in the performance of, or breach of any covenant, condition, or agreement, requiring the payment of money, contained in this Lease and such default or breach is not cured within five (5) days after written notice thereof is given by Lessor to Lessee; or Lessee default in the performance of, or breach any, non-monetary, covenant, condition, or agreement, contained in this Lease and such default or breach is not cured within ten (10) days, or such larger time as may be allowed by Lessor, after written notice thereof is given by Lessor to Lessee; or

     c.   Failure to Cure.

     Should any monetary default or breach not be cured within five (5) days after written notice from Lessor to Lessee specifying such default, or should any non-monetary default or breach not be cured within ten (10) days after written notice from Lessor to Lessee specifying such default, then Lessor or Lessor's agent or attorney may, at Lessor's option, terminate this Lease forthwith by written notice to Lessee and take such action or pursue such remedy as may be permitted by under the laws of the state in which the leased premises are located, provided, however, that no such termination shall be effected or action taken or remedy pursued until the expiration of such additional period as may be requested in writing by the Lessee, if any, as may be reasonably necessary, in the determination of the Lessor, to remedy the default if it is of such nature as to require more than ten (10) days to remedy.

43. Acts Constituting a Default: Lessee's default in the performance or breach of any other covenant, condition or agreement contained in this Lease includes the following actions which are specifically designated as acts constituting default:

     a.   Unauthorized Purposes.

     Use of the premises for any purpose other than as authorized in this Lease; or

     b.   Personal Property Tax.

     Failure to pay persona property tax or other taxes when due; or

     c.   Abandonment.

     Abandonment or vacation of Lessee from the premises; or

     d.   Bankruptcy.

     The filing by Lessee or any other person of a voluntary or involuntary petition in bankruptcy or an arrangement by or against Lessee; the adjudication of a receiver of the business or of the assets of Lessee, except a receiver appointed at the insistence or request of Lessor; the general or any other assignment by lessee of the benefits of his creditors; or

     e.   Performance.

     A continuing default; after written notice, in the performance of any of the terms, covenants, and conditions herein contained; or

     f.   Mechanic's Liens.

     The suffering by Lessee of the filing of a mechanic's lien against the premises for work ordered and contracted for by the Lessee and the failure by Lessee to file a release bond, covering the premises.

44. Waiver of Breach: The waiver by Lessor of any breach by Lessee of any of the provisions of this Lease shall not constitute a continuing waiver or a waiver of any subsequent default or breach by Lessee either of the same or a different provision of this Lease.

45. Inspections: Lessee will permit Lessor and its agents to enter into and upon the premises in emergencies and at all reasonable times for the purpose of inspecting the same, or for the purpose of protecting owner's reversions, or to make alterations and additions to the premises or to any other portion of the building in which the premises are situated, without any rebate of rent to Lessee for any loss of occupancy, or quiet enjoyment of the premises, or damages, injury, or inconvenience thereby occasioned, and will permit Lessor at any time within thirty (30) days prior to the expiration of this Lease to bring upon the premises for purposes of inspection or display, prospective tenants thereof.

46. Covenants: It is mutually agreed that the letting hereunder is made upon and subject to the terms, covenants and conditions of this Lease and that Lessee covenants as a material part of the consideration for this Lease, to keep and perform each and all of said terms, covenants and conditions by him to be kept or performed, and that this Lease is made upon the conditions of such performance.

47. Provisions Deemed Covenants and Conditions: The parties hereby agree that all the provisions hereof are to be construed as covenants and conditions where used in each instance and that all of the provisions hereof shall bind and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

48. Time of Essence: Time is of the essence in the performance of each provision of this Lease.

49. Cumulative Remedies: The specified remedies to which Lessor or Lessee may resort under the terms of this Lease are cumulative and not intended to be exclusive of any other remedies afforded by law. The waiver of the performance of any covenants, terms or conditions of this Lease by Lessor and Lessee shall not be construed as a waiver of any subsequent breach of the same covenant, term or condition.

50. Attorney's Fees: Should either party hereto institute any legal action to enforce any provision hereof, the prevailing party in such action shall be entitled to receive from the losing party such amount as the court may adjudge to be reasonable attorney's fees.

51. Interest on Past Due Obligations: Any amount owed by Lessee to Lessor which is not paid when due shall bear interest at the rate of fifteen percent (15%) per annum from the due date of such amount. However, interest shall not be payable on late charges to be paid by Lessee under this Lease. The payment of interest on such amounts shall not excuse or cure any default by Lessee under this Lease. If the interest rate specified in this Lease is higher than the rate permitted by law, the interest rate is hereby decreased to the maximum legal interest rate permitted by law.

52. Invalidity: If any term, covenant, condition or provision of this Lease is held to by a Court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the provisions hereof shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby.

53. Agency: Nothing contained in this Lease shall be deemed or construed by the parties hereto or by any third person to create the relationship of principal and agent or of partnership or of joint venture or of any other association other than Lessor and Lessee.

54. Extensions: All references to the terms of this Lease shall include any extensions of such term.

55. Binding Effect; Counterparts: This Lease shall not be binding and in effect until a counterpart hereof has been executed and delivered by the parties, each to the other.

56. Agreement in Counterparts: This agreement may be executed in several counterparts, and as executed, shall constitute one agreement, binding on all parties hereto, notwithstanding that all of the parties are not signatory to the original or the same counterpart.

57. Governing Law: This Lease shall be governed by the laws of the state in which the premises are located.

58.   Commissions:   Commissions   paid  to  leasing  agent  will  be  the  sole
responsibility of the Lessor.

59. Quiet Enjoyment: Lessor covenants and agrees that the Lessee upon paying the rent and performing the covenants contained herein shall and may peaceably and quietly hold and enjoy the premises for the term of the lease.

Execution: The parties have executed this Lease at the place and on the date specified opposite their respective signatures.

                                                         LESSOR:

Date:  July 1, 1999                          H & H PROPERTIES
Place: San Jose, CA                          P.O. BOX 547
Telephone: (408) 295-0353                    SAN JOSE, CA 95106

                                             Signature: /S/FREDERICK T. HONORE
                                                       -----------------------
                                             Print: FREDERICK T.  HONORE
                                             Title: Partner

                                             LESSEE:

Date:    July 8, 1999                        SIERRA DIAGNOSTICS, INC.
Place:   Sonora, CA 95370                    21109 LONGEWAY ROAD, UNIT "B"
Telephone: (209) 536-0886                    S0NORA, CA 95370

                                             Signature: /S/ TONY BAKER
                                                       -----------------------
                                             Print: TONY BAKER
                                             Title: President

                                 LEASE MEMORANDA
                          For information purposes only
                                  July 1, 1999
                       Important Features of Lease between
                          H & H & Properties and Sierra
                                Diagnostics, Inc.
                           Reference to Lease of 21109
                    Longeway Road Units A, B & C, Sonora, CA

Premises:

1.   21109 Longeway Road, Units A, B, & C, Sonora, CA

Term:

2.   Twenty Months commencing July 1, 1999 and ending February 28, 2001

Rate:

3. July 1, 1999 through February 28, 2000, rent equal to $4,627.00 per month March 1, 2000 through February 28, 2000, rent equal to $4,611.00 per month

Late Charge:

4. A $500.00 late charge applies if rent is not received by the 15 days after due date.

Insurance:

5. Lessee to carry minimum of $2,000,000.00 and $100,000.00 property damage. Lessor to be listed as additional insured.

Utilities:

6. Lessee shall pay for cost of water, sewer, storm drain, gas, electricity, and telephone.

Heating & Air Conditioning:

7. Lessee shall provide and pay a semi-annual maintenance contract on heating and air conditioning systems.

Renewal:

8.   Lessee  has  option  to  renew  for  an   additional  40  months  at  lease
     termination.